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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Hans Michael Gaul, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Hans Michael Gaul
                                            ------------------------------------
                                            Hans Michael Gaul

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Helmut Mamsch, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Helmut Mamsch
                                            ------------------------------------
                                            Helmut Mamsch

                                    Page 1
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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Willem D. Maris, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Willem D. Maris
                                            ------------------------------------
                                            Willem D. Maris


                                    Page 1
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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Alfred Oberholz, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Alfred Oberholz
                                            ------------------------------------
                                            Alfred Oberholz

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Paul T. O'Brien, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Paul T. O'Brien
                                            ------------------------------------
                                            Paul T. O'Brien

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Wilhelm Simson, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Wilhelm Simson
                                            ------------------------------------
                                            Wilhelm Simson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, Michael B. Smith, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and Helene F. Hennelly, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

         Witness my hand effective as of the 21st day of March, 2001.


                                            /s/ Michael B. Smith
                                            ------------------------------------
                                            Michael B. Smith

                                    Page 1